SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                January 10, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                   1-10126                    76-0262791
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)


1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                 (303) 296-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On January 10, 2003 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the time and place for a special meeting of the stockholders of the corporation for the purpose of considering adoption of the merger agreement among Tremont, Valhi, Inc. and a subsidiary of Valhi.



Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            Item No.    Exhibit List
            --------    --------------------------------------------------------

            99.1      Press release dated January 10, 2003 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TREMONT CORPORATION
                                       (Registrant)




                                       By: /s/ Joan H. Prusse
                                           -------------------------------------
                                               Joan H. Prusse
                                               Assistant General Counsel and
                                                 Assistant Secretary




Date: January 10, 2003

                                                                    Exhibit 99.1

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                                     CONTACT:

Tremont Corporation                                        Robert E. Musgraves
1999 Broadway, Suite 4300                                  Vice President
Denver, Colorado 80202                                       and General Counsel
                                                           (303) 291-2982

                        TREMONT ANNOUNCES INFORMATION FOR
                         SPECIAL MEETING OF STOCKHOLDERS

     DENVER, COLORADO . . . January 10, 2003 . . . Tremont Corporation ("Tremont") (NYSE: TRE) announced today that Tremont's Board of Directors has set the time and place for a special meeting of the stockholders of the corporation for the purpose of considering adoption of the merger agreement among Tremont, Valhi, Inc. and a subsidiary of Valhi.. The meeting has been set for 10:00 a.m. (Mountain Time), Friday, February 7, 2003, at the corporation's office located at 1999 Broadway, Suite 4300, Denver, Colorado. The Board had previously established the close of business on January 10, 2003 as the record date for the special meeting.

     Tremont, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation (TIMET), in the titanium dioxide pigments business, conducted through NL Industries, Inc. (NL), and in real estate development, conducted through The Landwell Company.

                                    o o o o o